EXHIBIT 10.9


                               A S S I G N M E N T

I, JOSEF SOLTYS
whose full postal address is:

2260 ONEIDA CRESCENT, MISSISSAUGA, ONTARIO L5C 1 V6, CANADA

in consideration of $10.00, receipt of which is hereby acknowledged, do hereby sell and assign unto

ASTRIS INC.
2480 DUNWIN DRIVE
MISSISSAUGA, ONTARIO L5L 1J9
CANADA

all of my right, title, and interest in and to an invention in respect of ELECTROCHEMICAL TEST CELL STRUCTURE, invented by Klaus Tomantschger of 6197 Montevideo Road, Mississauga, Ontario L5N 2E8, Canada, and myself, and all of my right, title, and interest in and to:

ISSUED CANADIAN PATENT NO. 1,295,679,
ENTITLED ELECTROCHEMICAL TEST CELL STRUCTURE,
ISSUED FEBRUARY 11, 1992,

and any reissue patent thereof; and I covenant that I have full right to convey the interest herein assigned and that I have not executed and will not execute any agreement in conflict herewith; and I agree that I will communicate to said Company or its representatives any facts known to me respecting said invention, whenever requested, and will testify in any legal proceeding, sign all lawful papers, and generally do everything necessary or desirable to aid said Company in respect of its assigned interests herein.

Signed at Mississauga, Ontario, Canada
this 15th day of November, 1995


/s/ Donald E. Hewson                         /s/ Josef Soltys
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WITNESS                                      JOSEF SOLTYS


                   D E C L A R A T I O N  O F  W I T N E S S

I, Donald E. Hewson
of 2145 Dunwin Drive, Mississauga, Ontario L5L 41-9, Canada hereby declare that I was personally present and did see JOSEF SOLTYS who is personally known to me to be the Assignor named above, duly sign and execute the same.

Signed at Mississauga, Ontario, Canada
this 15th day of November, 1995


                                             /s/ Donald E. Hewson
                                             ----------------------------------
                                             WITNESS